UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.

                            FORM 8-K

                         CURRENT REPORT
           Pursuant to Section 13 or Section 15(d) of
               The Securities Exchange Act of 1934


Date of Report:  November 25, 1996


                 WASHINGTON NATIONAL CORPORATION
     (Exact name of registrant as specified in its charter)


   DELAWARE                    1-7369              36-2663225
(State or other              (Commission         (IRS Employer
 jurisdiction of              File Number)     Identification No.)
 incorporation)


        300 Tower Parkway, Lincolnshire, Illinois        60069
         (Address of principal executive offices)      (Zip Code)

 Registrant's telephone number, including area code:  (847) 793-3000

Item 5. OTHER EVENTS

        Washington National Corporation and PennCorp Financial Group, Inc. entered into an Amended and Restated Agreement and Plan of Merger dated as of November 25, 1996, a copy of which is attached as
        Exhibit 99.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        Exhibits.

        99.    Amended and Restated Agreement and Plan of Merger
               Dated as of November 25, 1996 by and between PennCorp Financial Group, Inc. and Washington
               National Corporation.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WASHINGTON NATIONAL CORPORATION
                                         (Registrant)



Date:  December 4, 1996            By: /c/ CRAIG R. EDWARDS
                                   Craig R. Edwards, Vice President,
                                   General Counsel and Corporate
                                   Secretary

                        INDEX TO EXHIBITS



Exhibit Number

   99               Amended and Restated Agreement and Plan of
                    Merger Dated as of November 25, 1996 by and between PennCorp Financial Group, Inc. and
                    Washington National Corporation